Exhibit 10.58

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EXECUTION COPY

AMENDMENT NUMBER FIVE

to the

MASTER REPURCHASE AGREEMENT

Dated as of May 31, 2013, as Amended and Restated to and Including June 17, 2016

among

CALIBER HOME LOANS, INC.,

MORGAN STANLEY BANK. N.A.

and

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

This AMENDMENT NUMBER FIVE (this “Amendment Number Five”) is made this 13th day of July, 2018, among CALIBER HOME LOANS, INC., a Delaware corporation (“Seller”), MORGAN STANLEY BANK, N.A., a national banking association, as buyer (“Buyer”) and MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company, as agent for Buyer (“Agent”), to the Master Repurchase Agreement, dated as of May 31, 2013, as Amended and Restated to and including June 17, 2016, among Seller, Buyer and Agent, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller, Buyer and Agent have agreed to amend the Agreement to modify the Termination Date thereunder and to make certain additional changes, as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer and Agent that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Repurchase Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Repurchase Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of July 13, 2018 (the “Amendment Effective Date”),

(a) the definition of Change of Control in Section 1.01 of the Agreement is hereby amended to read in its entirety as follows:

“Change of Control” shall mean, (a) with respect to Seller, (i) at any time prior to a public offering of Seller, the LSF Parties cease to collectively own, directly or indirectly, more than fifty percent (50%) of the Equity Interests of Seller, and (b) at any time after a public offering of Seller, (i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of outstanding Equity Interests of Seller if after giving effect to such acquisition such Person or Persons owns thirty-five percent (35%) or more of such outstanding Equity Interests or (ii) the LSF Parties cease to own more than thirty five percent (35%) of such Equity Interests. For purposes of this definition, “Equity Interests” means, with respect to the Seller, all shares, interests, participations or other equivalents in the equity of the Seller, including common stock, preferred stock, warrants, membership interests, partnership interests, limited partnership interests, convertible debentures, other debt securities which include voting rights in the Seller referred to, and any and all agreements, instruments and documents convertible, in whole or in part, into any one or more of the foregoing.

(b) Section 1.01 of the Agreement is hereby amended by adding the following new definition immediately following the defined term Jumbo Mortgage Loan to read in its entirety as follows:

“LSF Parties” shall mean Loan Star Fund VI (U.S.), L.P., LSF VI International 2, L.P., Lone Star Fund V (U.S.), L.P., LSF V International Finance, L.P., and/or their affiliates.

(c) the definition of Termination Date in Section 1.01 of the Agreement is hereby amended to read in its entirety as follows:

“Termination Date” shall mean July 12, 2019 or such earlier date on which this Repurchase Agreement shall terminate in accordance with the provisions hereof or by operation of law.

(d) Section 6.30 of the Agreement is hereby amended to read in its entirety as follows:

6.30 FHA/VA/RHS. Each of the Seller and/or any other Qualified Originator, if applicable, is an FHA Approved Mortgagee, a VA Approved Lender and a Rural Housing Service Approved Lender, in good standing to originate and service mortgages and has not been suspended as a mortgagee or servicer by the FHA, VA or RHS, as applicable. The Seller and Servicer are not under any non-ordinary course investigation or have knowledge of any non-ordinary course imminent or future investigation, by the FHA, VA or RHS.

(e) Section 6.33 of the Agreement is hereby amended to read in its entirety as follows:

6.33 Fannie Mae/Freddie Mac/Ginnie Mae. Each of the Seller and/or any other Qualified Originator, if applicable, and Servicer, if applicable is, as applicable, a seller approved by Fannie Mae, Freddie Mac and Ginnie Mae, in good standing to originate and service mortgages and has not been suspended as a mortgagee or servicer by Fannie Mae, Freddie Mac or Ginnie Mae. The Seller and Servicer are not under any non-ordinary course investigation or have knowledge of any non-ordinary course imminent or future investigation, by Fannie Mae, Freddie Mac or Ginnie Mae.

(f) Section 7.06(e) of the Agreement is hereby amended to read in its entirety as follows:

(e) promptly upon Seller becoming aware that Seller or Servicer are under non-ordinary course investigation, or that such investigation is imminent or will occur in the future, by Fannie Mae, Freddie Mac, Ginnie Mae, the FHA, VA or RHS;

(g) Part I of Schedule 1 of the Agreement is hereby amended by deleting the first sentence of sub-section (o) in its entirety and replacing it with the following:

No Mortgage Loan has an LTV greater than (a) in the case of a Jumbo Mortgage Loan, [***] and in the case of a Non-QM Mortgage Loan, [***], and (b) in the case of an Agency Mortgage Loan, the applicable percentage permitted by Fannie Mae, Freddie Mac, Rural Housing Service, FHA or VA.

SECTION 2. Effectiveness. This Amendment Number Five shall become effective as of the date that the Agent shall have received:

(a) counterparts hereof duly executed by each of the parties hereto, and

(b) counterparts of that certain Amendment Number Three to the Pricing Side Letter, dated as of the date hereof, duly executed by each of the parties thereto.

SECTION 3. Fees and Expenses. Seller agrees to pay to Buyer and Agent all reasonable out of pocket costs and expenses incurred by Buyer or Agent in connection with this Amendment Number Five (including all reasonable fees and out of pocket costs and expenses of Buyer’s or Agent’s legal counsel) in accordance with Sections 13.04 and 13.06 of the Agreement.

SECTION 4. Representations. Seller hereby represents to Buyer and Agent that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Repurchase Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Repurchase Document.

SECTION 5. Binding Effect; Governing Law. THIS AMENDMENT NUMBER FIVE SHALL BE BINDING AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. THIS AMENDMENT NUMBER FIVE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 6. Counterparts. This Amendment Number Five may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties.

SECTION 7. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Five need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Seller, Buyer and Agent have caused this Amendment Number Five to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

CALIBER HOME LOANS, INC.,
(Seller)

By:	/s/ William Dellal
Name:	William Dellal
Title:	CFO

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC
(Agent)

By:	/s/ Christopher Schmidt
Name:	Christopher Schmidt
Title:	Authorized Signatory

Amendment Number Five to MRA